Exhibit 10.8

SIXTH AMENDMENT TO

AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of June 10, 2019 (this "Sixth Amendment"), is made and entered into by and among HYDROFARM HOLDINGS LLC, a Delaware limited liability company ("Holdings"), HYDROFARM, LLC, a California limited liability company ("Hydrofarm"), EHH HOLDINGS, LLC, a Delaware limited liability company ("EHH"), and SUNBLASTER LLC, a Delaware limited liability company ("SunBlaster" and together with Hydrofarm and EHH, each, a "U.S. Borrower" and collectively, the "U.S. Borrowers"), HYDROFARM CANADA, LLC, a Delaware limited liability company ("Hydrofarm Canada"), EDDI'S WHOLESALE GARDEN SUPPLIES LTD., a British Columbia company ("Eddi") and SUNBLASTER HOLDINGS ULC, a British Columbia unlimited liability company ("Sunblaster Canada"; together with GSD and Eddi, each, a "Canadian Borrower" and collectively, the "Canadian Borrowers"; and together with U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers" and together with Holdings and Hydrofarm Canada, each an "Obligor" and collectively the "Obligors"), and BANK OF AMERICA, N.A., a national banking association, as administrative agent (in such capacity, "Agent") for the financial institutions from time to time party to the Loan Agreement described below (collectively, the "Lenders" and each individually a "Lender") and the Lenders signatory hereto.

RECITALS

WHEREAS, the Obligors, Agent, and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement, dated as of November 8, 2017 (as has been or may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Loan Agreement, to make certain loans and other financial accommodations to Borrowers.

WHEREAS, Holdings, Hydrofarm Canada, and Agent are parties to that certain Amended and Restated Guaranty, dated as of November 8, 2017 (as has been or may be amended, restated, supplemented or others modified from time to time, the "Guaranty"), pursuant to which Holdings and Hydrofarm Canada unconditionally guaranteed Borrowers' prompt and full perfoiniance of their Obligations under the Loan Agreement and the other Loan Documents.

WHEREAS, the Obligors have requested that the Lenders and the Agent amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        Definitions. Unless otherwise defined herein, each capitalized term used herein shall have the meaning ascribed thereto in the Loan Agreement.

SECTION 2.              Amendment to Loan Agreement. The following definition in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

Revolver Termination Date: June 17, 2019 which shall be extended to June 28, 2019 if on or prior to June 17, 2019, Agent receives (x) a fully executed commitment letter for the benefit of Borrowers in form and substance satisfactory to Agent, which reflects a commitment by a third party lender to provided financing to Borrowers subject to customary closing conditions and (y) written confiiniation from the Term Loan Agent that the terms of such commitment letter constitute a Permitted Refinancing Revolving Loan Facility; provided, however, that, in each case, if such date is not a Business Day, the Revolver Termination Date shall be the immediately preceding Business Day.

SECTION 3.              Conditions Precedent. This Sixth Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Agent's sole discretion:

(a)           the Agent shall have received an executed counterpart of this Sixth Amendment duly executed by each of the Obligors and each of the Lenders;

(b)          all representations and warranties contained in this Sixth Amendment shall be true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date;

(c)           no Default or Event of Default shall have occurred and be continuing under the Loan Agreement or any of the other Loan Documents;

(d)          the Tenn Loan Agent and each Tenn Loan Lender shall have consented to the execution of this Sixth Amendment; and

(e)           the Obligors shall have paid all costs and expenses of the Agent (including legal fees and expenses) for which summary invoices have then been delivered to Obligors (which delivery of such summary invoices shall not constitute or result in a waiver of any right or privilege).

SECTION 4.              Representations and Warranties. Each of the Obligors, jointly and severally, represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders and the Agent that:

(a)           this Sixth Amendment and each other agreement to be executed and delivered in connection herewith has been duly authorized, executed and delivered by all necessary action on the part of each Obligor which is a party hereto or thereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the date hereof and the agreements and obligations of Obligors contained herein and therein constitute (or when executed and delivered, will constitute) legal, valid and binding obligations of Obligors enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer or conveyance, moratorium, or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles;

(b)          neither the execution, delivery and performance of this Sixth Amendment nor the consummation of any of the transactions contemplated hereby or thereby (i) are in contravention of any applicable law or any indenture, agreement or undertaking to which any Obligor is a party or by which any Obligor or its property is bound, or (ii) violates any provision of the certificate of incorporation, certificate of formation, by-laws, operating agreement or other governing documents of such Obligor;

(c)          no consent of any person or entity (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Sixth Amendment;

(d)          as of the date hereof and after giving effect to this Sixth Amendment, each of the representations and warranties of the Obligors set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and

(e)          no Default or Event of Default exists under the Loan Agreement or any of the other Loan Documents.

SECTION 5.              Acknowledgment and Reaffirmation Each Obligor, jointly and severally, hereby acknowledges, agrees, confiuins, reaffirms and stipulates:

(a)          (x) to the validity, legality and enforceability of each of the guarantees of the Obligations set forth in the Loan Documents; (y) that the reaffirmation of each of the guarantees of the Obligations set forth in the Loan Documents is a material inducement to the Lenders and the Agent; and (z) that it has no defense to the enforcement of each of the guarantees of the Obligations set forth in the Loan Documents and its obligations under each such guarantee shall remain in full force and effect until all the Obligations have been paid in full;

(b)          (x) to the validity, legality and enforceability of each of the Agent's Liens on the assets and property of each of the Obligors pursuant to the Loan Documents; (y) that the reaffirmation of each of the Agent's Liens is a material inducement to the Lenders and the Agent; and (z) that it has no defense to the enforcement of each of the Agent's Liens, and the Agent's Liens shall remain in full force and effect until all the Obligations have been paid in full;

(c)          that each Obligor hereby waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims, and causes of action of any kind or nature which he has asserted, or might assert, against any Lender, the Agent or any of their respective subsidiaries or affiliates, or any of the past, present or future officers, directors, contractors, employees, attorneys or agents of any Lender, the Agent or any such subsidiary or affiliate, which in any way relate to or arise out of the Obligations, the Agent's Liens or any of the Loan Documents;

(d)          that each Obligor consents to the execution and delivery of this Sixth Amendment and agrees and acknowledges that the liability of each Obligor under each of the Loan Documents, and the existence, creation, perfection or enforceability of any of the Agent's Liens, shall not be diminished in any way by the execution and delivery of this Sixth Amendment or by the consummation of any of the transactions contemplated hereby or thereby;

(e)          that all notices required under the Loan Documents to be given by the Lenders or the Agent have been given by the Lenders or the Agent or validly waived, including, without limitation, all notices of default, and all rights and/or opportunities to cure related thereto have expired or lapsed;

(f)           except as expressly set forth herein, neither any Lender nor the Agent has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents;

(g)          no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the teiins of the Loan Documents shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each Obligor, each Lender and the Agent; and

(h)          the execution and delivery of this Sixth Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of any Lender or the Agent with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents.

SECTION 6.              Ratification; Waiver of Defenses; Indemnity and Release.

(a)          Ratification. The Loan Documents remain in full force and effect and are hereby ratified and affirmed by each of the Obligors. Each of the Obligors, jointly and severally, (i) confirms and agrees that it is truly and justly indebted to the Lenders and the Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Loan Documents.

(b)          Release.

(i)              Each of Obligors, jointly and severally, on behalf of itself and each of its Subsidiaries and affiliates, hereby waives, releases and discharges each Lender and the Agent, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each Lender and the Agent, from any and all claims, demands, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, anticipated or unanticipated, suspected or unsuspected, asserted or unasserted, fixed, contingent or conditional, at law or in equity, arising out of or in any way relating to the Loan Documents or any documents, agreements, dealings or other matters connected with the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 6 shall be effective on the date hereof regardless of any other event that may occur or not occur after the date hereof.

(ii)            It is the intention of each Obligor that this Sixth Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all claims that may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each Obligor, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor's favor at the time of executing this Sixth Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each Obligor on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

(iii)           Each Obligor, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each Obligor, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

(iv)           Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(v)            Each Obligor agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

(vi)           The waivers, releases, and discharges in this Sixth Amendment shall be effective on the date hereof regardless of any other event that may occur or not occur after the date hereof

(c)          Indemnity. In furtherance of its Obligations under Section 14.2 of the Loan Agreement, each of the Obligors, jointly and severally, agrees to further defend, protect, indemnify and hold harmless each Lender and the Agent and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable fees, costs and expenses of outside counsel) incurred by such Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the execution or performance or enforcement of this Sixth Amendment, any other Loan Document or any other document executed in connection with the transactions contemplated by this Sixth Amendment; or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto. This indemnity shall survive the repayment of the Obligations and the discharge of the liens granted under the Loan Documents.

(d)         No Waiver. This Sixth Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a (other than as set forth in Section 6) waiver, modification or forbearance of, any term or condition of any of the Loan Documents or a waiver of any Default or Event of Default under any of the Loan Documents, whether or not known to a Lender or the Agent, or (ii) to prejudice any right or remedy which a Lender or the Agent may now have or have in the future under or in connection with the Loan Documents or any of the instruments or agreements referred to therein. The Loan Documents shall continue in full force and effect and are hereby ratified and confirmed.

(e)         Waiver of Defense. The Obligors, jointly and severally, agree that each Lender and the Agent has no obligation to enter into any amendment or modification of the terms and provisions of any Loan Document, and any of the same shall be within the sole discretion of each Lender and the Agent. Each of the Obligors, jointly and severally, acknowledge and agree, as a condition of the Lenders and the Agent entering into this Sixth Amendment, that it shall not raise any claim, cause of action or defense based upon any allegations of failure of any Lender or the Agent to do or agree to do any of the foregoing, or failure of any Lender or the Agent to negotiate in good faith to accomplish any of the same.

(f)          Waiver of Jury Trial Right and Other Matters. BORROWERS AND THE OTHER OBLIGORS EACH HEREBY WAIVES (i) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS SIXTH AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER PARTY ON WHICH BORROWERS OR ANY OTHER OBLIGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH LENDER PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL, THE OTHER COLLATERAL OR ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER PARTY TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT BORROWERS OR ANY OTHER OBLIGOR MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL, OTHER COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWERS OR ANY OTHER OBLIGOR UNTIL TERMINATION OF THE AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWERS, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWERS THAT ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDER PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER PARTY FROM BORROWERS, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 6 OF THIS SIXTH AMENDMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND BORROWERS AND THE OTHER OBLIGORS EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND THE OTHER LENDER PARTIFS' ENTERING INTO THIS SIXTH AMENDMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWERS AND THE OTHER OBLIGORS. BORROWERS AND THE OTHER OBLIGORS EACH WARRANTS AND REPRESENTS THAT IT HAS REVTFWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS SIXTH AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(g)         Alternative Dispute Resolution under California Law.

(i)             The reference provisions of this Section 6(g) will be applicable only if the jury trial waiver set forth in Section 6(f) hereof is declared invalid or unenforceable and the Agent determines in its sole discretion to proceed as set forth in this Section 6(g).

(ii)            Other than (I) nonjudicial foreclosure of security interests in real or personal property, (II) the appointment of a receiver, or (III) the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law), each controversy, dispute or claim (each, a "Disputed Claim") between any or all of the parties hereto arising out of or relating to the Loan Documents, which Disputed Claim is not settled in writing within 30 days after the "Claim Date" (the date on which a party subject to the Loan Documents gives written notice to the other parties that a Disputed Claim exists), will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the resolution of any Disputed Claim concerning the Loan Documents, including whether the Disputed Claim is subject to the reference proceeding. Except as set forth in this Section 6(g), the parties hereto waive the right to initiate legal proceedings against each other concerning such Disputed Claims. Venue for these reference proceedings will be in the courts of the State of California sitting in Los Angeles County or such other venue as the parties may agree (the "Court").

(iii)           In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act § 1280 through § 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

SECTION 7.              No Novation; Reservation of Rights.

(a)         No Novation. This Sixth Amendment is not intended to be, and shall not be deemed or construed to be, a satisfaction, reinstatement, novation, or release of the Loan Documents or any of the Obligations. Neither this Sixth Amendment nor any payments made or other actions taken pursuant to this Sixth Amendment shall be deemed to cure any defaults under any of the Loan Documents, it being the intention of the parties hereto that all Obligations are and shall remain payable in accordance with the terms and conditions of the Loan Agreement and this Sixth Amendment.

(b)         Reservation of Rights. Each Lender and the Agent reserves the right, in their sole discretion, to exercise any or all rights or remedies under the Loan Documents, applicable law and otherwise as a result of any Events of Default, arising under the Loan Documents that may be continuing on the date hereof or any Default or Event of Default arising under the Loan Documents that may occur after the date hereof, and neither any Lender nor the Agent has waived any of such rights or remedies and nothing in this Sixth Amendment, and no delay on any Lender's or the Agent's part in exercising such rights or remedies, should be construed as a waiver of any such rights or remedies.

(c)         Notwithstanding anything to the contrary set forth herein, nothing in this Sixth Amendment shall prohibit, restrict or otherwise limit the right or ability of any Lender or the Agent to take any actions that a Lender or the Agent may take under the Loan Documents, at law, in equity or otherwise to preserve and protect any assets or properties of any Obligor that are subject to the Agent's Liens or the interests (including the Agent's Liens) of the Lenders and the Agent in any such assets or properties, including, without limiting the generality of the foregoing, (i) the filing of actions, or the defending of or intervention in actions (such as foreclosure proceedings) brought by any person or entity (including any Obligor), relating to any such assets or properties or the interests of the Lenders and the Agent therein, (ii) the sending of notices to any persons or entities concerning the existence of security interests or liens in favor of the Lenders and the Agent relating to any such assets or properties or (iii) the filing of financing statements, and the taking of any other required actions, to perfect or continue the perfection of the Agent's Liens in such assets or properties.

(d)         The Obligors acknowledge and agree that it shall be an immediate Event of Default under the Loan Documents if (i) any Obligor fails to comply with, or otherwise breaches, any of the obligations or undertakings of such Obligor set forth in this Sixth Amendment or (ii) any representation or warranty of any Obligor set forth herein fails to be true and correct in all respects.

SECTION 8.             Further Assurances. Each Obligor hereby agrees that each Obligor shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Lenders or the Agent may reasonably request to effectuate the purposes and terms of this Sixth Amendment and each of the other Loan Documents, including, without limitation, any such instruments, assignments, conveyances or other documents as the Lenders or the Agent reasonably requests to perfect or continue the Agent's Liens on any assets or properties of any Obligor.

SECTION 9.            Counterparts. This Sixth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Sixth Amendment by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

SECTION 10.          Successors and Assigns. The provisions of this Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11.          Severability. If any provision of this Sixth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Sixth Amendment in any jurisdiction.

SECTION 12.           Governing Law. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. ANY DISPUTE ARISING OUT OF OR CONCERNING THE TERMS OF THIS SIXTH AMENDMENT SHALL BE RESOLVED IN A COURT OF COMPETENT JURISDICTION LOCATED IN NEW YORK COUNTY, NEW YORK, USA, WHICH SHALL BE THE EXCLUSIVE FORUM FOR THE RESOLUTION OF ANY SUCH DISPUTE.

SECTION 13.          Expenses. The Obligors, joint and severally, agree to pay, or reimburse, the Agent for all expenses incurred in connection with the preparation and negotiation of this Sixth Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the fees and expenses of counsel to the Agent.

SECTION 14.          Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Sixth Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Sixth Amendment.

SECTION 15.           Headings. Section headings in this Sixth Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Sixth Amendment.

SECTION 16.            Entire Agreement. This Sixth Amendment embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings relating to the subject matter hereof. All prior statements, representations and warranties, if any, of any Lender or the Agent in respect of the subject matter hereof, and all prior drafts of this Sixth Amendment, are totally superseded and merged into this Sixth Amendment, which represents the final and sole agreement of the parties hereto with respect to the matters which are the subject hereof. Each of the Obligors hereby acknowledges and agrees that the execution and delivery of this Sixth Amendment has not established any course of dealing between the parties hereto.

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IN WITNESS WHEREOF, this Sixth Amendment has been executed and delivered as of the date set forth above.

OBLIGORS:	HYDROFARM HOLDINGS LLC,
a Delaware-limited liability company

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	Manager

Address:	210 Shields Court
Markham, ON L3R 8V2 Canada
Attn:	Michael Serruya

HYDROFARM, LLC,
a California limited liability company

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	President and Chief Executive Officer

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

EHH HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	Manager

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

SUNBLASTER LLC,
a Delaware limited liability company

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	President

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

HYDROFARM CANADA, LLC,
a Delaware limited liability company

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	President

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

SUNBLASTER HOLDINGS ULC,
a British Columbia unlimited liability company

By:	/s/ Jeffrey Peterson
Name:	Jeffrey Peterson
Title:	Director

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

EDDI'S WHOLESALE GARDEN SUPPLIES LTD.,
a British Columbia company

By:	/s/ Peter Wardenburg
Name:
Title:

Address:	2249 S. McDowell Boulevard
Petaluma, CA 94954
Attn:	Peter Wardenburg

AGENT AND LENDERS:	BANK OF AMERICA, N.A.,
as Agent and Lender

By:	/s/Matthew Van Steenhuyse
Name:	Matthew Van Steenhuyse
Title:	Senior Vice President

Address:
Bank of America, N.A.
333 S. Hope St, Suite 1900
Los Angeles, CA 90071
Attn: Matthew Van Steenhuyse
Facsimile: (877) 207-2581

BANK OF AMERICA, N.A. (acting through its Canada branch),
as Canadian Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

Address:
181 Bay Street, Suite 400
Toronto, ON, M5J 2V8
Attn: Sylwia Durkiewicz
Facsimile: (312) 453-4041